Other expense	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Other expense

Note 9	Other expense

FOR THE YEAR ENDED DECEMBER 31	NOTE	2023	2022
Equity (losses) income from investments in associates and joint ventures	20
Loss on investment		(581)	(42)
Operations		28	(19)
Net mark-to-market losses on derivatives used to economically hedge equity settled share-based compensation plans	29	(103)	(53)
Early debt redemption costs	25	(1)	(18)
Gains on investments		80	24
Interest income		67	22
Gains (losses) on retirements and disposals of property, plant and equipment and intangible assets		11	(27)
Other		33	(2)
Total other expense		(466)	(115)

Equity (losses) income from investments in associates and joint ventures
We recorded a loss on investment of $581 million and $42 million in 2023 and 2022, respectively, related to equity losses on our share of an obligation to repurchase at fair value the minority interest in one of BCE’s joint ventures. The obligation is marked to market each reporting period and the gain or loss on investment is recorded as equity gains or losses from investments in associates and joint ventures.

Gains on investments
In 2023, we completed the sale of our 63% ownership in certain production studios. We recorded net cash proceeds of $211 million and a gain on investment of $79 million. See Note 4, Business acquisitions and disposition, for additional details.
In 2022, we completed the sale of our wholly-owned subsidiary 6362222 Canada Inc. (Createch) and recorded a gain on sale of $39 million.
Additionally, in 2022, we recorded a loss on investment of $13 million related to an obligation to repurchase at fair value the minority interest in one of our subsidiaries.

Gains (losses) on disposals of property, plant and equipment
In 2023, in addition to losses recorded on retirements of property, plant and equipment, we sold land for total proceeds of $54 million and recorded a gain of $53 million as part of our real estate optimization strategy.